                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         Interpore International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
    (3)  Filing Party:

--------------------------------------------------------------------------------
    (4)  Date Filed:

--------------------------------------------------------------------------------

                    [LOGO OF INTERPORE CROSS INTERNATIONAL]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 19, 2000

     The 2000 annual meeting of the stockholders of Interpore International, Inc. will be held at 9:00 a.m. local time, on May 19, 2000, at our executive offices at 181 Technology Drive, Irvine, California 92618 for the following purposes:

     1. To elect two Class II Directors to hold office until the annual meeting of stockholders in the year 2003 and until the election and qualification of their respective successors;

     2. To consider and vote upon a proposal to approve the adoption of the 2000 Equity Participation Plan of Interpore International, Inc. (the "2000 Plan") which would provide for the issuance of options to purchase up to 1,000,000 shares of Common Stock; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 14, 2000 will be entitled to notice of, and to vote at, the 2000 annual meeting and any adjournment thereof.

     Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, please complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person in the event you attend the annual meeting. Failure to return a properly executed proxy card or to vote in person at the annual meeting will have the same effect as a vote against the proposals.

                              By Order of the Board of Directors,



                              Richard L. Harrison
                              Secretary
Irvine, California
April 14, 2000


                            YOUR VOTE IS IMPORTANT.
    TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
             AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                    [LOGO OF INTERPORE CROSS INTERNATIONAL]

                             181 Technology Drive
                           Irvine, California 92618
                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                 May 19, 2000
                        ______________________________
                                PROXY STATEMENT
                        ______________________________
                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of Interpore International, Inc. for use at the annual meeting of stockholders to be held at our executive offices located at 181 Technology Drive, Irvine, California 92618, on May 19, 2000 at 9:00 a.m. local time, and at any and all adjournments or postponements thereof.

     All shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy, the proxy will be voted FOR the election of the two nominees to the Board of Directors listed herein, and the approval and adoption of the 2000 Plan.

     You have the power to revoke your proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary, by presenting a later-dated proxy, or by attendance at the meeting and voting in person.

     This proxy statement is being mailed to our stockholders on or about April 20, 2000. We will pay for the expense of soliciting proxies. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the meeting to beneficial owners of the voting stock. Solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or oral communication by our regular employees, who will not receive additional compensation for such solicitation.

                     OUTSTANDING SHARES AND VOTING RIGHTS

     Only if you held any of the 13,789,683 shares of Common Stock outstanding at the close of business on the record date, April 14, 2000, will you be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. For each share of Common Stock you held on April 14, 2000, you will be entitled to cast one vote on each matter to be considered at the meeting. Accordingly, an aggregate of 13,789,683 votes may be cast on each matter to be considered at the meeting.

     In order to constitute a quorum and to transact business at the meeting, a majority of the outstanding shares on the record date must be represented at the meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a majority of the aggregate votes present, in person or by proxy, at the meeting. Accordingly, neither abstentions, nor broker non-votes, will affect the election of candidates receiving the majority of votes. In addition, a simple majority of the shares voting may elect all of the directors. The proposal to approve and adopt the 2000 Plan also requires the affirmative vote of a majority of the aggregate votes present, in person or by proxy, at the meeting. Accordingly, proxies reflecting abstentions as to this proposal will be treated as votes against the 2000 Plan. Broker non-votes, however, will be treated as unvoted for purposes of this proposal, and thus will not be counted as votes for or against the 2000 Plan.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the amount and percentage of the outstanding shares of the Common Stock, which, according to the information supplied to us, are beneficially owned by (1) each person who, to our knowledge based exclusively on Schedules 13G filed with the Securities and Exchange Commission, is the beneficial owner of more than 5% of the outstanding Common Stock, (2) each person who is currently a director, two of whom are also nominees for election as a director, (3) each Named Executive Officer, as defined on page 7 hereof, and (4) all current directors and executive officers as a group. Except for information based on Schedules 13G, as indicated in the footnotes, beneficial ownership is stated as of April 14, 2000. Except to the extent indicated in the footnotes to the following table, to our knowledge, the person or entity listed has sole voting or dispositive power to the shares which are deemed beneficially owned by such person or entity.


                                                                                                                 Percent of Shares
                                                                         Options         Total Outstanding        of Common Stock
                                                 Outstanding           Exercisable          Common Stock           Beneficially
Name and Address of Beneficial Owner(1)          Common Stock        Within 60 Days      Beneficially Owned          Owned(2)
------------------------------------            ------------------------------------------------------------------------------------


Directors/Nominees and Named Executive Officers:
William A. Eisenecher                                 4,500               46,125                50,625                    *
William A. Franklin, Jr.(3)                          31,000              173,000               204,000                  1.5%
Daniel A. Funk, M.D.                                284,376               23,925               308,301                  2.2%
Richard L. Harrison(3)                                5,319              122,750               128,069                    *
G. Bradford Jones                                    88,042               25,625               113,667                    *
Philip A. Mellinger                                  30,724               42,490                73,214                    *
David C. Mercer(3)                                   25,000              389,000               414,000                  2.9%
Joseph A. Mussey(3)                                 187,937              116,363               304,300                  2.2%
Edwin C. Shors, Ph.D.                                51,000              195,750               246,750                  1.8%
Maxwell R. Simmonds(3)                               33,000              210,750               243,750                  1.7%
Robert J. Williams                                    1,275               21,375                22,650                    *


All directors and executive officers                742,173            1,367,153             2,109,326                 13.9%
as a group (11 persons)

5% Beneficial Holders:
John Hancock Advisers, Inc.(4)                    1,446,980                    0             1,446,980                 10.5%
101 Huntington Avenue
Boston, MA 02199

Heartland Advisors, Inc.(5)                         835,400                    0               835,400                  6.1%
789 North Water Street
Milwaukee, WI  53202

------------------------------------------------
*less than 1%
(1) The address of the directors and officers listed in this table is 181 Technology Drive, Irvine, California 92618.
(2) Percentage of beneficial ownership as of April 14, 2000, for each person includes shares subject to options exercisable within 60 days after April 14, 2000, as if such shares were outstanding on April 14, 2000.
(3) Messrs. Franklin, Harrison, Mercer, Mussey and Simmonds are Named Executive Officers.
(4) Based on Schedule 13G filed by John Hancock Advisers, Inc.
(5) Based on Schedule 13G filed by Heartland Advisors, Inc.

                                   Proposal 1

                             ELECTION OF DIRECTORS

     Our Board of Directors currently consists of six members. Our Certificate of Incorporation provides for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with staggered terms of office. The Certificate of Incorporation also provides that upon the expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

     The term of the Class II Directors has expired and two nominees for director are to be elected as Class II Directors. The two nominees are William
A. Eisenecher and Daniel A. Funk, M.D., each of whom currently serves as a Class II Director. The Class III Directors, David C. Mercer and Joseph A. Mussey, have one year remaining on their term of office and the Class I Directors, G. Bradford Jones and Robert J. Williams, have two years remaining on their term of office.

Required Vote

     Directors will be elected by the affirmative vote of a majority of the aggregate votes present and entitled to vote, in person or by proxy, at the meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the majority of votes. Unless otherwise instructed, the shares represented by the proxies will be voted FOR the election of the two nominees named below as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.

Information Regarding Directors

     The information set forth below as to each nominee for director has been furnished to us by the respective nominees:

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                     For a Three-Year Term Expiring at the
                      2003 Annual Meeting of Stockholders

        Name                    Age          Present Position
        ----                    ---          ----------------
        William A. Eisenecher    57          Director
        Daniel A. Funk, M.D.     44          Director

     William A. Eisenecher is a business consultant. From 1987 to 1993, Mr. Eisenecher was the President and Chief Executive Officer of Rehabilitation Technologies, Inc. He is also a director of several privately-held companies.

     Daniel A. Funk, M.D. is the Orthopedic Service Line Director for The Health Alliance of Cincinnati, Ohio as well as a practicing partner in the firm of Reconstructive Orthopedics and Sportsmedicine. Dr. Funk obtained his Medical Doctor degree from the University of Cincinnati in 1981 and completed a five year residency in Orthopedic Surgery at The Mayo Clinic in 1986. Dr. Funk served as a member of Cross's Technical Advisory Board of Cross Medical Products, Inc. ("Cross"), our wholly-owned subsidiary, from 1984 through 1990 and as the Medical Advisor of Cross from 1990 to 1998.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                       Class III -- Term Expiring at the
                      2001 Annual Meeting of Stockholders


        Name                    Age          Present Position
        ----                    ---          ----------------
        David C. Mercer         58           Chairman of the Board, Chief Executive Officer and Director
        Joseph A. Mussey        51           President, Chief Operating Officer and Director

     David C. Mercer has served as Chairman of our Board of Directors since April 1997, as Chief Executive Officer since March 1992 and also served as President from March 1992 through May 1998. Mr. Mercer was President, Orthopaedic Division, of Kirschner Medical Corporation, a manufacturer of orthopedic devices, from October 1988 through March 1992, and Senior Vice President, Marketing, Orthopaedic Implant Division of Zimmer, Inc., a manufacturer of orthopedic devices, from April 1986 through October 1988. From April 1983 to April 1986, he was President of Aspen Labs, Inc., the arthroscopic and electrosurgical product subsidiary of Zimmer, Inc.

     Joseph A. Mussey has served as President and Chief Operating Officer since May 1998. Mr. Mussey had served as President and Chief Executive Officer of Cross from November 1991 through May 1998, as President from April 1991 through November 1991, and as Vice President and Chief Financial Officer from August 1990 through April 1991. Mr. Mussey was previously Executive Vice President of the Process Automation Business of Combustion Engineering, Inc., a division of Asea Brown Boveri from 1987 until joining Cross in August 1990. From 1984 to 1987, he was Vice President, Operations of the Engineered Systems and Controls Group of Combustion Engineering.

                        Class II --Term Expiring at the
                      2002 Annual Meeting of Stockholders

        Name                    Age          Present Position
        ----                    ---          ----------------
        G. Bradford Jones       45           Director
        Robert J. Williams      67           Director

     G. Bradford Jones is a founding General Partner of Redpoint Ventures, a venture capital fund which invests in Internet communications, media and commerce companies. Prior to founding Redpoint Ventures in 1999, Mr. Jones was a General Partner with Brentwood Venture Capital, which he joined in 1981. Mr. Jones also currently serves on the board of directors of Onyx Acceptance Corporation, a specialized consumer finance company, Stamps.com, an Internet postage company, Digital Island, a global e-Business delivery network, and several privately held companies. Mr. Jones received a B.S. in Chemistry from Harvard University, a M.S. degree in Physics from Harvard University and a J.D./M.B.A. from Stanford University.

     Robert J. Williams has been the Chairman of the Board, President and Chief Executive Officer of Artec, Inc. since 1988. Artec is an Indianapolis-based manufacturer of disposable anesthesia and respiratory products.

Meetings and Committees of the Board of Directors

     During the fiscal year ended December 31, 1999, the Board of Directors met five times. In 1999, all incumbent directors attended all meetings of the Board of Directors and all meetings held by all committees of the Board of Directors on which that director served.

     We have an Audit Committee and a Compensation and Stock Option Committee. Messrs. Eisenecher, Funk, Jones, and Williams served on the Audit Committee, which met one time. The Audit Committee's responsibilities include: (1) recommending the selection of our independent public auditors to the Board of Directors, (2) consulting with the independent auditors with regard to the plan and scope of audit, (3) reviewing, in consultation with the independent auditors, their report of audit or proposed report of audit, and the accompanying management letter, if any, and (4) consulting with the independent auditors and management with regard to the adequacy of internal controls.

     Messrs. Eisenecher, Funk, Jones and Williams served on the Compensation and Stock Option Committee, which met six times. The Compensation and Stock Option Committee reviews and approves executive salaries, considers awards to be granted under our incentive bonus plan, administers stock option grants under the our stock option plans and performs other related functions upon request of the Board of Directors.

Board Compensation and Benefits

     The Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan") provides for the automatic grant of non-qualified stock options to purchase shares of Common Stock to eligible non-employee directors. On May 25, 1995, under the terms of the Non-Employee Directors Plan, each director who was not an employee was automatically granted an initial option to purchase 15,000 shares of Common Stock, effective as of May 25, 1995, at an exercise price of $5.75 per share. Non-employee directors who are first appointed or elected to the Board of Directors after May 25, 1995 will be automatically granted an initial option to purchase 15,000 shares of Common Stock, effective on the date of election or appointment to the Board of Directors. In addition to the initial grant, non-employee directors are automatically granted options to purchase 2,500 shares on the date of the annual meeting of stockholders in every year following the initial grant to such director, provided that the director is re-elected at the meeting if such director's term is expiring.

     Each non-employee director is entitled to be paid a fee of $1,000 per Board meeting attended in person (or by phone if a regularly scheduled meeting) or for a committee meeting attended in person if on a date where a full Board meeting is not being held (the "Directors' Fee"). Alternatively, pursuant to an irrevocable election made at least six months prior to the Board meeting date, a non-employee director may elect to automatically receive non-qualified stock options under the Non-Employee Directors Plan covering 500 shares of Common Stock in lieu of the Directors' Fee. The price per share of Common Stock subject to each option granted under the plan is 100% of the closing price of the Common Stock on The Nasdaq Stock Market on the day prior to such meeting. The options become exercisable in four cumulative annual installments of 25% of the shares covered by the option, commencing with the first anniversary from the date of grant.

     During fiscal year 1999, each non-employee director received four options to purchase 500 shares of Common Stock per option, in lieu of the Director's Fee, with exercise prices of $4.406, $4.875, $5.688 and $6.75. Each non-employee director also received an option to purchase 2,500 shares of Common Stock, at an exercise price of $4.406, in connection with the 1999 annual meeting.

                               EXECUTIVE OFFICERS

Our executive officers as of April 14, 2000 were as follows:

Name                         Age          Position
----                         ---          --------

David C. Mercer               58           Chairman of the Board and Chief Executive Officer

Joseph A. Mussey              51           President and Chief Operating Officer

Richard L. Harrison           43           Senior Vice President, Finance, Chief Financial Officer and
                                            Secretary

Maxwell R. Simmonds           44           Senior Vice President, Sales and Marketing

William A. Franklin, Jr.      54           Vice President, Operations

Philip A. Mellinger           36           Vice President, Product Development

Edwin C. Shors, Ph.D          54           Vice President, Research and New Technology

     For a description of the business background of Messrs. Mercer and Mussey, see "Proposal 1 - Election of Directors."

     Richard L. Harrison has served as Senior Vice President, Finance, Chief Financial Officer and Secretary since May 1998, and as Vice President, Finance, Chief Financial Officer and Secretary from November 1994 through May 1998. Prior to joining us, Mr. Harrison worked for Kirschner Medical Corporation, a manufacturer of orthopaedic devices, in a variety of financial positions starting in 1987, most recently as Corporate Controller from February 1992 through October 1994. Mr. Harrison is a Certified Public Accountant.

     Maxwell R. Simmonds has served as Senior Vice President, Sales and Marketing, since May 1998, as Vice President, Sales and Marketing from August 1991 through May 1998, and from December 1989 through August 1991, he served as Director of Sales and Marketing. From September 1988 through October 1989, Mr. Simmonds served as Vice President, Sales and Marketing for Implant Technology, Inc., a manufacturer of reconstructive hip implants. From November 1985 through August 1988, he served as Regional Manager, National Sales Manager and Trauma Group Marketing Manager for Kirschner Medical Corporation.

     William A. Franklin, Jr. has served as Vice President, Operations since August 1994 and as Vice President, Quality Assurance and Regulatory Affairs from February 1992 to August 1994. Mr. Franklin was Director, Quality Assurance, of Allergan Optical, an ophthalmic products manufacturing division of Allergan, Inc., from December 1988 through October 1991, and Vice President, Quality Assurance and Regulatory Affairs, of Quest Medical, Inc., a medical device manufacturer, from March 1983 through October 1988.

     Philip A. Mellinger, has served as Vice President, Product Development since the Merger with Cross in May 1998. Prior to the Merger, Mr. Mellinger was the Vice President, Research and Development for Cross from January 1997 to May 1998. From 1987 to January 1997, Mr. Mellinger was employed by Cross in its research and development department. Prior to 1987, Mr. Mellinger attended Northwestern University, where he received his Bachelor of Science degree in Biomedical and Mechanical Engineering.

     Edwin C. Shors, Ph.D, has served as Vice President, Research and New Technology since May 1998, and as Vice President, Research and Development from 1983 to May 1998. Dr. Shors was Executive Vice President from 1978 to 1983, during which time he was responsible for establishing the manufacturing procedures, animal evaluations and clinical trials leading to the FDA approval and marketing of coralline hydroxyapatite. Prior to joining us, he was Director of the Thoracic and Cardiovascular Laboratory at Harbor/UCLA Medical Center.
Dr. Shors obtained a Masters in Biology and a Doctorate in Physiology and Biophysics from the University of Southern California.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation for services rendered to us in all capacities for the fiscal years ended December 31, 1999, 1998 and 1997 of those persons who were, at December 31, 1999, (i) the chief executive officer, (ii) the other four most highly compensated executive officers whose annual salary and bonuses exceeded $100,000 or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 1999 fiscal year (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation                 Long Term
                                                ----------------------------------           ---------
                                                                                           Compensation
                                                                                           ------------
                                                                                               Awards
                                                                             Other             ------
                                                                             Annual          Securities          All Other
                                                                             Compen-         Underlying           Compen-
Name and Principal Position           Year       Salary        Bonus          sation           Options            sation(1)
---------------------------          -----    ----------    ---------     ------------     -------------     ---------------

David C. Mercer                       1999      $203,002      $55,283      $ 16,010(2)         40,000           $3,884
Chairman and                          1998       192,502       24,063        16,034(2)              0            3,801
    Chief Executive Officer           1997       180,000       45,000        15,261(2)         39,000              468

Joseph A. Mussey                      1999       202,231       55,283       133,936(3)         40,000            4,095
President and                         1998       191,807       40,389        35,365(4)         32,113            7,235
    Chief Operating Officer           1997       170,000       78,516             0            25,500            8,594

Maxwell R. Simmonds                   1999       150,000       40,849        16,077(2)         35,000            3,171
Senior Vice President,                1998       142,500       17,813        15,524(2)              0            3,171
    Sales and Marketing               1997       135,000       27,000        15,204(2)         34,000              468

Richard L. Harrison                   1999       132,998       36,219        17,715(2)         35,000            3,439
Senior Vice President, Finance        1998       124,372       15,547        17,689(2)              0            3,415
Chief Financial Officer               1997       115,000       23,000        17,485(2)         34,000              468
    and Secretary

William A. Franklin, Jr.              1999       123,000       33,496        19,947(2)         30,000            2,690
Vice President, Operations            1998       116,250       14,531        20,032(2)         10,000            2,690
                                      1997       110,000       22,000        19,379(2)         34,000              468

(1) Represents contributions to our retirement savings plan, payments made by our company for term-life insurance premiums, and automobile allowance to Mr. Mussey in 1997 and 1998.
(2) Represents the cost of company-provided automobiles, including reimbursement of taxes.
(3) Represents the cost of company-provided automobile, including reimbursement of taxes, of $14,301, and the cost of company-paid relocation expenses of $119,635.
(4) Represents the cost of company-provided automobile, including reimbursement of taxes, of $3,533, and the cost of company-paid relocation expenses, including reimbursement of taxes, of $31,832.

     The following table sets forth certain information with respect to grants of stock options during 1999 to the Named Executive Officers pursuant to our 1995 Stock Option Plan:

                                   Option Grants in Last Fiscal Year

                                            Percentage                                                Potential
                                             of Total                                              Realizable Value at
                          Number of           Options         Exercise                               Assumed Annual
                          Securities        Granted to         or Base                             Rates of Stock Price
                          Underlying        Employees          Price                                  Appreciation
                           Options           in Fiscal         (per             Expiration           for Option Term(2)
Name                       Granted             Year            Share)             Date             -------------------------
----                     ------------      ----------      -------------       ----------              5%               10%
                                                                                                    --------         --------
David C. Mercer             40,000             9.8%           $4.75              01/20/09           $119,490          $302,811

Joseph A. Mussey            40,000             9.8%            4.75              01/20/09            119,490           302,811

Maxwell R. Simmonds         35,000             8.5%            4.75              01/20/09            104,554           264,960

Richard L. Harrison         35,000             8.5%            4.75              01/20/09            104,554           264,960

William A. Franklin, Jr.    30,000             7.3%            4.75              01/20/09             89,617           227,108

(1) Represents options granted under our 1995 Option Plan. Under the terms of the 1995 Option Plan, the Compensation and Stock Option Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options and to reprice outstanding options. No option is exercisable during the first year after such option is granted. Each option becomes exercisable in four equal annual installments. The exercise price of shares of the Common Stock subject to options granted under the 1995 Option Plan is set by the Compensation and Stock Option Committee; provided, however, that the price of shares of the Common Stock subject to an incentive stock option must be at least 100% of the fair market value of the shares of the Common Stock on the date the option is granted.
(2) Assumed annual rates of stock price appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and our financial performance. No assurance can be given that such rates will be achieved.

     The following table sets forth certain information with respect to unexercised options held by the Named Executive Officers as of December 31, 1999 pursuant to the Option Plans:

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values


                                                                                   Number of                      Value of
                                                                                  Securities                    Unexercised
                                                                                  Underlying                    In-the-Money
                                                                                  Unexercised                    Options at
                                                                                  Options at                 Fiscal Year End(1)
                                    Shares               Value                  Fiscal Year End
                                   Acquired             Realized          ------------------------    ----------------------------
                                      on                  Value                  Exercisable/                   Exercisable/
Name                               Exercise              Realized                Unexercisable                 Unexercisable
----                            -------------       ----------------        ---------------------       --------------------------
David C. Mercer                              0                $     0             367,750 / 69,250            $1,339,750 / 174,875
Joseph A. Mussey                        22,313                 99,723             106,363 / 55,000               266,229 / 175,625
Maxwell R. Simmonds                          0                      0             191,250 / 59,750               332,500 / 152,375
Richard L. Harrison                          0                      0             103,250 / 59,750               202,000 / 152,375
William A. Franklin, Jr.                     0                      0             152,250 / 60,750               151,500 / 158,875

(1) Calculated based on the closing sales price of the Common Stock on The Stock Market on December 31, 1999 (i.e. $7.875), minus the exercise price of the option, multiplied by the number of shares to which the option relates.

Employment Agreements, Termination of Employee and Change in Control Arrangements; Indemnification Agreements

     We have Employment Agreements with each of our executive officers.
Pursuant to the Employment Agreements, each of the officers receive annual base salaries as determined from time to time by the Board of Directors. In addition, the executives are entitled to receive incentive compensation, including bonuses and stock options pursuant to the terms of the plans adopted by the Board of Directors at their sole discretion. In the event of a change in control, each of the executives will be entitled to receive an amount equal to approximately two times the executive's current annual base salary and bonus, to be paid out over a period of twenty-four months. The Employment Agreements also provide each of the executives with insurance, vacation and sick leave benefits.

     The Employment Agreements provide that employment of each of the executives is "at-will" and may be terminated by us at any time. If the executive is terminated by us without cause, we will continue to pay the executive his basic salary and provide fringe benefits at the level in place at the termination date for 12 months and will provide outplacement services at a cost to us not to exceed the executive's basic salary for one month. We may terminate payment of the basic salary, fringe benefits and outplacement services during the severance period if the executive accepts other employment or is in breach of the non-competition and confidentiality obligations of the Employment Agreement.

     We have also entered into Indemnification Agreements with our executive officers and directors providing for indemnification of such persons to the fullest extent authorized, permitted or allowed by law.

Compensation and Stock Option Committee Report on Executive Compensation

     General Philosophy. The Compensation and Stock Option Committee reviews and determines salaries, bonuses and all other elements of the compensation packages offered to the executive officers, including its Chief Executive Officer, and establishes our general compensation policies.

     We desire to attract, motivate and retain high quality employees who will enable us to achieve our short- and long-term strategic goals and values. We participate in a high-growth environment where substantial competition exists for skilled employees. Our ability to attract, motivate and retain high caliber individuals is dependent in large part upon the compensation packages we offer.

     We believe that our executive compensation programs should reflect our financial and operating performance. In addition, individual contribution to our success should be supported and rewarded.

     Our executive compensation has been based on four primary components: base salary, incentive bonus, long-term incentives in the form of stock options and an executive automobile program. The Committee believes that these incentive components have maintained annual executive compensation at competitive levels and have provided an effective means of retaining, motivating and rewarding high quality management.

     Under the 1993 Omnibus Budget Reconciliation Act ("OBRA"), income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the Code) in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance-based." To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the compensation committee must certify that the performance goals were achieved before payments can be made. The Committee attempts to design our compensation programs to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." We may, however, pay compensation which is not deductible in limited circumstances when sound management so requires.

     Base Salary. Base salary for each of the executive officers, including the Chief Executive Officer, is targeted at the average salaries paid for such positions by competitive medical products companies of similar size, with additional consideration given to biotech companies for selected positions. Industry and custom surveys are used to establish competitive practices. Salaries for executives are reviewed by the Committee on an annual basis and may be adjusted at that time based on our performance, the Committee's assessment of the individual's contribution to our operations and changes in competitive pay levels. Effective as of July 1, 1999, the base salaries of the executive officers, including the Chief Executive Officer, were evaluated and adjusted according to the factors discussed above including a review of the market pay trends. Mr. Mercer's base salary was increased from $200,000 to $206,000, effective as of July 1, 1999.

     Incentive Bonus Plan. In an effort to encourage and reward operating performance on an annual basis, all employees, including executive officers but excluding those employees compensated by commission or some other form of bonus compensation, are eligible for annual bonuses. Target bonus awards for each position, expressed as a percent of base salary ranging from 5% to 25%, were established by surveying awards paid by competitive companies of similar size. The target bonus awards vary by employment level, with the target award for the executive officers established at 25% of base salary. For fiscal year 1999, actual bonus awards could have ranged from 0% to 150% of the targeted award, based upon actual performance against targeted objectives. Bonus awards are based upon our actual operating results as compared to targeted annual operating results approved by the Committee at the beginning of each fiscal year. For 1999, we accomplished 108.9% of our targeted operating results, and therefore, the actual bonus awards were computed at 108.9% of the targeted awards.

     Long Term Incentives. We offer our executives and other key employees long-term incentives primarily through stock option grants under our stock option plans. Stock option grants are intended to motivate executives to improve long-term stock performance, and thus are tied directly to stockholders' interests. Stock options are granted at the prevailing market price on the date of grant and will, thus, only have value if our stock price rises. Stock options generally vest over four years. The Compensation and Stock Option Committee, composed of Messrs. Eisenecher, Jones, Funk and Williams, administers the plan and determines which employees are to receive option grants and the number of options to be granted.

     Executive Automobile Program. We provide each of our executive officers with an automobile on a three-year, closed-end lease. We believe that providing each executive with the use of an automobile increases the value of the after-tax compensation of each executive to more competitive levels.

     This report has been provided by the Compensation and Stock Option
Committee:

                             William A. Eisenecher
                              Daniel A. Funk, M.D.
                               G. Bradford Jones
                               Robert J. Williams

Date:  April 14, 2000

     The above report of the Compensation and Stock Option Committee will not be deemed to be incorporated by reference to any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the same by reference.

                              Company Performance

     The following line graph compares the annual cumulative total stockholder return of our Common Stock against the cumulative total return of the Nasdaq U.S. Index and the Nasdaq Medical Devices Index for the period from December 31, 1994 to December 31, 1999. On April 14, 2000 the closing market price per share of our Common Stock was $8.75, as reported on The Nasdaq Stock Market.

                                                               Proxy Graph Data

                                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                                      --------------------------------------------------------------------
BONZ                                     100.00      66.13      54.84      77.42      76.62     101.61

Nasdaq US                                100.00     141.33     173.89     213.07     300.25     542.43

Nasdaq Medical Devices,
Instruments and Supplies,
Manufacturers and Distributers
Stocks                                   100.00     151.76     142.16     162.86     182.44     221.94


           Section 16 (a) Beneficial Ownership Reporting Compliance


     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the directors and executive officers, and persons who own more than 10% of a registered class of the equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of copies of such forms received by us with respect to fiscal 1999, or written representations from certain reporting persons, we believe that during fiscal 1999 all of our directors and executive officers and persons who own more than 10% of the Common Stock complied with the reporting requirements of Section 16(a), except that a Form 4 for Daniel A. Funk, M.D. in connection with an exercise of options on October 18, 1999 was not filed until December 28, 1999.

                                  Proposal 2

          Approval of the Adoption of the 2000 Equity Incentive Plan
                       of Interpore International, Inc.

     The Board unanimously recommends that stockholders approve the adoption of the 2000 Equity Incentive Plan of Interpore International, Inc. (the "2000 Plan"). The 2000 Plan was adopted by the Board on February 18, 2000, subject to stockholder approval. The purposes of the 2000 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, consultants, and directors and to promote the success of our business.

     The 2000 Plan authorizes the grant to our employees of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 Plan also authorizes the grant to our employees, consultants, and non-employee directors of non-qualified stock options, stock purchase rights, stock appreciation rights ("SARs") and other awards ("Awards").

     The principal features of the 2000 Plan are summarized below, but the summary is qualified by reference to the 2000 Plan itself which is contained in Appendix "A."

Securities Subject to the 2000 Plan

     The shares of stock subject to the 2000 Plan shall be Common Stock of Interpore International, Inc. Under the terms of the 2000 Plan, the aggregate number of shares of Common Stock subject to options, stock purchase rights, SARs and other Awards will be no more than 1,000,000. In addition, the maximum number of shares which may be subject to options, stock purchase rights, SARs and other Awards granted under the 2000 Plan to any individual in any calendar year may not exceed 600,000, with such limitation only applying subsequent to the fulfillment of certain conditions as defined in the 2000 Plan. The Board or a committee of the Board appointed to administer the 2000 Plan (the "Administrator") shall have the authority in its discretion to appropriately adjust:

   . the aggregate number of shares of Common Stock subject to the 2000 Plan; . the number and kind of shares of Common Stock subject to outstanding options, stock purchase rights, SARs and other Awards; and . the price per share of outstanding options, stock purchase rights, SARs and other Awards;

if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of Common Stock.

     Shares subject to expired or canceled options will be available for future grant or sale under the 2000 Plan. In addition, shares which are delivered to Interpore by an optionee or withheld by us upon the exercise of an Award in payment of the exercise price may again be optioned, granted or awarded under the 2000 Plan. No shares may be optioned, granted or awarded under the 2000 Plan, however, if such action would cause an incentive stock option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

Awards Under the 2000 Plan

     The 2000 Plan provides that the Administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

     Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than the lesser of par value or 85% of the fair market value on the date of grant), and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the Administrator. NQSOs may be granted for any term specified by the Administrator.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, the 2000 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices and made subject to such restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2000 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2000 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     Stock Appreciation Rights may be granted in connection with stock options or other Awards, or separately. SARs granted by the Administrator in connection with stock options or other Awards typically will provide for payments to the holder based upon increases in the price of our Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2000 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in Common Stock or in a combination of both.

     Dividend Equivalents represent the value of the dividends per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

     Performance Awards may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these Awards will be based upon specific performance criteria and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of our Common Stock over a predetermined period. Performance Awards may also include bonuses granted by the Administrator and which may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments may be authorized by the Administrator in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

     The Administrator may designate key employees as "Section 162(m) Participants," whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share;
(vi) earnings before interest, taxes, depreciation and amortization, (vii) return on equity, (viii) return on invested capital or assets, (ix) cost reductions or savings and (x) the market price of a share of our Common Stock.

Grant and Terms of Options

     The Administrator shall have the authority under the 2000 Plan to determine:

     . the number of shares subject to option grants to employees, consultants, and directors;

     .  whether the option grants are ISOs or NQSOs; and

     .  the terms and conditions of the option grants.

     The Administrator may not grant an ISO under the 2000 Plan to any person who owns more than 10% of the total combined voting power of all classes of our stock (a "10% Owner") unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only our employees may be granted ISOs under the 2000 Plan. Employees, consultants, and directors may receive NQSOs and stock purchase rights under the 2000 Plan. Each option will be evidenced by a written option agreement.

     The exercise price for the shares of Common Stock subject to each option will be specified in each option agreement. The Administrator shall set the exercise price at the time the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

     . In the case of options intended to qualify as performance-based compensation, or as ISOs, the exercise price may not be less than the fair market value for the shares of Common Stock subject to such option on the date the option is granted.

     . In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

     For purposes of the 2000 Plan, the fair market value of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing price of a share of Common Stock on the NASDAQ or the successor quotation system on which shares of Common Stock are then trading, if any, on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

Term and Vesting of Options

     The term of an option shall be set by the Administrator. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Except as limited by the requirements of Section 422 of the Code, the Administrator may extend the term of any outstanding option in connection with any termination of employment or the consulting relationship with an optionee, or amend any other term or condition of the outstanding option relating to the termination of an optionee.

     An option is exercisable when it vests. Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the Administrator may accelerate the period during which an option vests. No portion of an option which is unexercisable at an optionee's termination of employment, termination of consulting relationship or termination of directorship will subsequently become exercisable, except as may be otherwise provided by the Administrator either in the agreement relating to the stock option or by action following the grant of the option.

Exercise of Options

     An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of Common Stock may be purchased. An option may be exercised by delivering to our Secretary a written or electronic notice of exercise on a form provided by us, together with full cash payment for the shares in the form of cash or a check payable to Interpore in the amount of the aggregate option exercise price. However, the Administrator may in its discretion:

     . allow a delay in payment up to 30 days from the date an option is exercised;

     . allow payment through the delivery of shares of Common Stock which have been owned by the optionee for at least six months;

     . subject to certain timing requirements, allow payment through the surrender of shares of Common Stock which would otherwise be issuable on exercise of the option;

     . allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

     . allow payment by delivery of a full recourse promissory note to us in a form and with terms prescribed by the Administrator;

     . allow payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable on exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price; or

     .  allow payment through any combination of the foregoing.

Eligibility

     Our employees and consultants are eligible to receive Awards under the 2000 Plan. The Administrator determines which of our employees and consultants will be granted Awards No person is entitled to participate in the 2000 Plan as a matter of right. Only those employees and consultants who are selected to receive grants by the Administrator may participate in the 2000 Plan. Independent non-employee directors are also eligible to receive option grants under the 2000 Plan.

Administration of the 2000 Plan

     All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders. The Administrator has the power to:

     . construe and interpret the terms of the 2000 Plan and Awards granted pursuant to the 2000 Plan;

     . adopt rules for the administration, interpretation and application of the 2000 Plan that are consistent with the 2000 Plan; and

     .  interpret, amend or revoke any of the newly adopted rules of the 2000
        Plan.

Awards not Transferable

     Awards may not be sold, pledged, transferred, or disposed of in any manner other than to certain permitted transferees as provided for in the 2000 Plan and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such permitted transferees.

Certain Restrictions on Resale

     Employees, officers and directors who are "affiliates" of Interpore as defined by the rules and regulations under the Securities Act of 1933 may offer or sell the shares of Common Stock they acquire upon exercise of their options under the 2000 Plan only if they make such offers and sales:

     . pursuant to an effective registration statement under the Securities Act of 1933;

     . pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933; or

     . within the limitations and subject to the conditions set forth in Rule 144 under the Securities Act of 1933.

Amendment and Termination of the 2000 Plan

     The Board may not, without prior stockholder approval:

     . amend the 2000 Plan so as to increase the number of shares of stock that may be issued under the 2000 Plan; or

     .  extend the term of the 2000 Plan.

     The 2000 Plan will be in effect for 10 years after the date the 2000 Plan is approved by the stockholders, unless the Board terminates the 2000 Plan at an earlier date. The Board may terminate the 2000 Plan at any time with respect to any shares not then subject to an option under the 2000 Plan. Except as indicated above, the Board may also modify the 2000 Plan from time to time.

Federal Income Tax Consequences Associated with the 2000 Plan

     The following is a general summary under current law of the material federal income tax consequences to participants in the 2000 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options

     For federal income tax purposes, if an optionee is granted NQSOs under the 2000 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally, will be the fair market value of the Common Stock on the date the optionee exercises the option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options

     There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercise the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes the shares before the end of the one-year and two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

     An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights

     No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Deferred Stock

     An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance.

Dividend Equivalents

     A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards

     A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments

     A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Deferred Compensation

     Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

Section 162(m) of the Code

     In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the 2000 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2000 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described above.

     We have attempted to structure the 2000 Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation.
We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Required Vote

     The affirmative vote of a majority of votes cast on this proposal to adopt the 2000 Plan is required to approve this proposal, provided that a quorum is present.

     The Board of Directors recommends a vote "for" the proposal to approve the adoption of the 2000 Equity Incentive Plan of Interpore International, Inc.

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Ernst & Young LLP, our independent accountants for the fiscal year ended December 31, 1999, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending December 31, 2000. Neither the firm nor any of its members has any relationship with us nor any of our affiliates except in the firm's capacity as our auditor.

     Representatives of Ernst & Young LLP are expected to be present at the meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     We expect to hold our 2001 Annual Meeting of Stockholders on May 18, 2001. All proposals of stockholders intended to be presented at our 2001 Annual Meeting of Stockholders must be directed to the attention of our Secretary, at our address set forth on the first page of this Proxy Statement, by December 18, 2000, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting. In addition, our Bylaws provide for notice procedures to recommend a person for nomination as a Director and to propose business to be considered by stockholders at a meeting. Copies of our Bylaws may be obtained from our Secretary.

                                 OTHER MATTERS

     As of the date of this Proxy Statement the Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matter is presented properly for consideration and action at the meeting, or any adjournment or postponement thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                              By Order of the Board of Directors,



                              Richard L. Harrison
                              Secretary
Dated:  April 14, 2000

                       THE 2000 EQUITY PARTICIPATION PLAN

                                       OF

                         INTERPORE INTERNATIONAL, INC.

          Interpore International, Inc., a Delaware corporation, has adopted the 2000 Equity Participation Plan of Interpore International, Inc. (the "Plan"), effective May 19, 2000, for the benefit of its eligible employees, consultants and directors.

          The purposes of the Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.


                                   ARTICLE I.

                                  DEFINITIONS

          1.1.  General. Wherever the following terms are used in the Plan they
                -------
shall have the meanings specified below, unless the context clearly indicates otherwise.

          1.2.  Administrator. "Administrator" shall mean the entity that
                -------------
conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

          1.3.  Award. "Award" shall mean an Option, a Restricted Stock award, a
                -----
Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

          1.4.  Award Agreement. "Award Agreement" shall mean a written
                ---------------
agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

          1.5.  Award Limit.   "Award Limit" shall mean 600,000 shares of Common
                -----------
Stock, as adjusted pursuant to Section 11.3 of the Plan.

          1.6.  Board.   "Board" shall mean the Board of Directors of the
                -----
Company.

          1.7.  Code.   "Code" shall mean the Internal Revenue Code of 1986, as
                ----
amended.

          1.8.  Committee.   "Committee" shall mean the Compensation and Stock
                ---------
Option Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

          1.9.  Common Stock.   "Common Stock" shall mean the common stock of
                ------------
the Company, par
value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

          1.10.  Company.   "Company" shall mean Interpore International, Inc.,
                 -------
a Delaware corporation.

          1.11.  Consultant. "Consultant" shall mean any consultant or adviser
                 ----------
if:

          (a) the consultant or adviser renders bona fide services to the Company;

          (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

          1.12.  Deferred Stock.   "Deferred Stock" shall mean Common Stock
                 --------------
awarded under Article VIII of the Plan.

          1.13.  Director.   "Director" shall mean a member of the Board.
                 --------

          1.14.  Dividend Equivalent.   "Dividend Equivalent" shall mean a right
                 -------------------
to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

          1.15.  DRO.   "DRO" shall mean a domestic relations order as defined
                 ---
by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.16.  Employee.   "Employee" shall mean any officer or other employee
                 --------
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

          1.17.  Exchange Act.   "Exchange Act" shall mean the Securities
                 ------------
Exchange Act of 1934, as amended.

          1.18.  Fair Market Value.   "Fair Market Value" of a share of Common
                 -----------------
Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing price of a share of Common Stock on the NASDAQ or the successor quotation system on which shares of Common Stock are then trading, if any, on the trading day immediately prior to such date, or if shares of Common Stock were not traded on the trading day immediately prior to such date, then on the next preceding date on which a trade occurred; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

          1.19.  Holder.   "Holder" shall mean a person who has been granted or
                 ------
awarded an Award.

          1.20.  Incentive Stock Option.   "Incentive Stock Option" shall mean
                 ----------------------
an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

          1.21.  Independent Director.   "Independent Director" shall mean a
                 --------------------
member of the Board who is not an Employee of the Company.

          1.22.  Non-Qualified Stock Option.   "Non-Qualified Stock Option"
                 --------------------------
shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

          1.23.  Option.   "Option" shall mean a stock option granted under
                 ------
Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors
              --------  -------
and Consultants shall be Non-Qualified Stock Options.

          1.24.  Performance Award.   "Performance Award" shall mean a cash
                 -----------------
bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

          1.25.  Performance Criteria.   "Performance Criteria" shall mean the
                 --------------------
following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

          1.26.  Plan.   "Plan" shall mean the 2000 Equity Participation Plan of
                 ----
Interpore International, Inc.

          1.27.  Restricted Stock.   "Restricted Stock" shall mean Common Stock
                 ----------------
awarded under Article VII of the Plan.

          1.28.  Rule 16b-3.   "Rule 16b-3" shall mean that certain Rule 16b-3
                 ----------
under the Exchange Act, as such Rule may be amended from time to time.

          1.29.  Section 162(m) Participant.   "Section 162(m) Participant"
                 ---------------------------
shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

          1.30.  Securities Act.  "Securities Act" shall mean the Securities Act
                 --------------
of 1933, as amended.

          1.31.  Stock Appreciation Right.  "Stock Appreciation Right" shall
                 ------------------------
mean a stock appreciation right granted under Article IX of the Plan.

          1.32.  Stock Payment.   "Stock Payment" shall mean (a) a payment in
                 -------------
the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

          1.33.  Subsidiary.   "Subsidiary" shall mean any corporation in an
                 ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          1.34.  Substitute Award.  "Substitute Award" shall mean an Option
                 ----------------
granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

          1.35.  Termination of Consultancy.   "Termination of Consultancy"
                 --------------------------
shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.36.  Termination of Directorship.   "Termination of Directorship"
                 ---------------------------
shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          1.37.  Termination of Employment.   "Termination of Employment" shall
                 -------------------------
mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect
                                         --------  -------
to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.


                                  ARTICLE II.

                            SHARES SUBJECT TO PLAN

          2.1.  Shares Subject to Plan.
                ----------------------

               (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 1,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

               (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

          2.2.  Add-back of Options and Other Rights.  If any Option, or other
                ------------------------------------
right to acquire shares of

Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


                                 ARTICLE III.

                              GRANTING OF AWARDS

          3.1.  Award Agreement.  Each Award shall be evidenced by an Award
                ---------------
Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          3.2.  Provisions Applicable to Section 162(m) Participants.
                ----------------------------------------------------

               (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code.

               (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in
     Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

               (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
     Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

               (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

          3.3.  Limitations Applicable to Section 16 Persons.  Notwithstanding
                --------------------------------------------
any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

          3.4.  Consideration.  In consideration of the granting of an Award
                -------------
under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

          3.5.  At-Will Employment.   Nothing in the Plan or in any Award
                ------------------
Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.


                                  ARTICLE IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

          4.1.  Eligibility.   Any Employee or Consultant selected by the
                -----------
Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

          4.2.  Disqualification for Stock Ownership.   No person may be granted
                ------------------------------------
an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

          4.3.  Qualification of Incentive Stock Options.   No Incentive Stock
                ----------------------------------------
Option shall be granted to any person who is not an Employee.

          4.4.  Granting of Options to Employees and Consultants.
                ------------------------------------------------

               (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                    (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                    (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

                    (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                    (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and
                                    --------  -------
          conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

               (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

               (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

          4.5.  Options in Lieu of Cash Compensation.  Options may be granted
                ------------------------------------
under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.


                                  ARTICLE V.

                               TERMS OF OPTIONS

          5.1.  Option Price.  The price per share of the shares subject to each
                ------------
Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a
--------  -------
share of Common Stock, unless otherwise permitted by applicable state law, and:

               (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

               (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

               (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of

     Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

          5.2.  Option Term.   The term of an Option granted to an Employee or
                -----------
consultant shall be set by the Committee in its discretion; provided, however,
                                                            --------  -------
that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

          5.3.  Option Vesting
                --------------

               (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee
                          --------  -------
     otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

               (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

               (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

          5.5.  Substitute Awards.
                -----------------

          Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:
                                      --------

               (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

               (b) the aggregate exercise price thereof; does not exceed the excess of;

               (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

               (d)  the aggregate exercise price of such shares.


                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

          6.1.  Partial Exercise.  An exercisable Option may be exercised in
                ----------------
whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          6.2.  Manner of Exercise.   All or a portion of an exercisable Option
                ------------------
shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

               (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

               (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

               (c) In the event that the Option shall be exercised pursuant to
     Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

               (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company
            --------
     upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs
     (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

          6.3.  Conditions to Issuance of Stock Certificates.   The Company
                --------------------------------------------
shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

               (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

          6.4.  Rights as Stockholders.   Holders shall not be, nor have any of
                ----------------------
the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

          6.5.  Ownership and Transfer Restrictions.   The Administrator, in its
                -----------------------------------
absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

          6.6.  Limitations on Exercise of Options Granted to Independent
                ---------------------------------------------------------
Directors.  No Option granted to an Independent Director may be exercised to any
---------
extent by anyone after the first to occur of the following events:

               (a) The expiration of twelve (12) months from the date of the Holder's death;

               (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

               (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

               (d) The expiration of ten (10) years from the date the Option was granted.

          6.7.  Additional Limitations on Exercise of Options.  Holders may be
                ---------------------------------------------
required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                 ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

          7.1.  Eligibility.  Subject to the Award Limit, Restricted Stock may
                -----------
be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

          7.2.  Award of Restricted Stock
                -------------------------

               (a) The Committee may from time to time, in its absolute discretion:

                    (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                    (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

               (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase
                                           --------  -------
     price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

               (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          7.3.  Rights as Stockholders.  Subject to Section 7.4, upon delivery
                ----------------------
of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that
                                                       --------  -------
in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

          7.4.  Restriction.  All shares of Restricted Stock issued under the
                -----------
Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however,
                                                         --------  -------
that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with
                                           --------  -------
respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided,
                                                                     --------
however, that the Committee in its sole and absolute discretion may provide that
-------
such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock
            --------  -------
granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any change in control of the Company or because of the Holder's retirement, or otherwise.

          7.5.  Repurchase of Restricted Stock.  The Committee shall provide in
                ------------------------------
the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its
                                  --------  -------
sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect
                                  --------  -------
to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any change in control of the Company or because of the Holder's retirement, or otherwise.

          7.6.  Escrow.  The Secretary of the Company or such other escrow
                ------
holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

          7.7.  Legend.  In order to enforce the restrictions imposed upon
                ------
shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

          7.8.  Section 83(b) Election.  If a Holder makes an election under
                ----------------------
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.


                                 ARTICLE VIII.

   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

          8.1.  Eligibility.  Subject to the Award Limit, one or more
                -----------
Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

          8.2.  Performance Awards.  Any key Employee or Consultant selected by
                ------------------
the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

          8.3.  Dividend Equivalents.
                --------------------

               (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

               (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

               (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

               (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

          8.4.  Stock Payments.  Any key Employee or Consultant selected by the
                --------------
Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

          8.5.  Deferred Stock.  Any key Employee or Consultant selected by the
                --------------
Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

          8.6.  Term.  The term of a Performance Award, Dividend Equivalent,
                ----
award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

          8.7.  Exercise or Purchase Price.  The Committee may establish the
                --------------------------
exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not
                                    --------  -------
be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

          8.8.  Exercise Upon Termination of Employment, Termination of
                -------------------------------------------------------
Consultancy or Termination of Directorship.  A Performance Award, Dividend
------------------------------------------
Equivalent, award of Deferred Stock and/or Stock Payment is
exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator
                                     --------  -------
in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except
                                              --------  -------
with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

          8.9.  Form of Payment.  Payment of the amount determined under Section
                ---------------
8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.


                                  ARTICLE IX.

                           STOCK APPRECIATION RIGHTS

          9.1.  Grant of Stock Appreciation Rights.  A Stock Appreciation Right
                ----------------------------------
may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or
(c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

          9.2.  Coupled Stock Appreciation Rights.
                ---------------------------------

               (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

               (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

               (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

          9.3.  Independent Stock Appreciation Rights.
                -------------------------------------

               (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee
                                  --------  -------
     otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on
     which the Option was granted.   The exercise price per share of Common
     Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

               (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

          9.4.  Payment and Limitations on Exercise.
                -----------------------------------

               (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

               (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.


                                  ARTICLE X.

                                ADMINISTRATION

          10.1.  Compensation and Stock Option Committee.  The Compensation and
                 ---------------------------------------
Stock Option Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          10.2.  Duties and Powers of Committee.  It shall be the duty of the
                 ------------------------------
Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

          10.3.  Majority Rule; Unanimous Written Consent.  The Committee shall
                 ----------------------------------------
act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          10.4.  Compensation; Professional Assistance; Good Faith Actions.
                 ---------------------------------------------------------
Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

          10.5.  Delegation of Authority to Grant Awards.  The Committee may,
                 ---------------------------------------
but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.


                                  ARTICLE XI.

                           MISCELLANEOUS PROVISIONS

          11.1.  Not Transferable.  No Award under the Plan may be sold,
                 ----------------
pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

          11.2.  Amendment, Suspension or Termination of the Plan.  Except as
                 ------------------------------------------------
otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

               (a) The expiration of ten years from the date the Plan is adopted by the Board; or

               (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.

          11.3. Changes in Common Stock or Assets of the Company, Acquisition
                -------------------------------------------------------------
or Liquidation of the Company and Other Corporate Events.
--------------------------------------------------------

               (a) Subject to Section 11.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                    (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                    (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

                    (iii) the grant or exercise price with respect to any Award.

               (b) Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                    (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

                    (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                    (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                    (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                    (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under
          Section 7.5 or forfeiture under Section 7.4 after such event.

               (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

               (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this
     Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

               (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

               (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          11.4.  Approval of Plan by Stockholders.  The Plan will be submitted
                 --------------------------------
for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

          11.5.  Tax Withholding.  The Company shall be entitled to require
                 ---------------
payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

          11.6.  Loans.  The Committee may, in its discretion, extend one or
                 -----
more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

          11.7.  Forfeiture Provisions.  Pursuant to its general authority to
                 ---------------------
determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that
(a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

          11.8.  Effect of Plan Upon Options and Compensation Plans.  The
                 --------------------------------------------------
adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

          11.9.  Compliance with Laws.  The Plan, the granting and vesting of
                 --------------------
Awards under the Plan and
the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          11.10.  Titles.  Titles are provided herein for convenience only and
                  ------
are not to serve as a basis for interpretation or construction of the Plan.

          11.11.  Governing Law.  The Plan and any agreements hereunder shall be
                  -------------
administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                         INTERPORE INTERNATIONAL, INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2000

  The undersigned hereby appoints David C. Mercer and Richard L. Harrison, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes either of them to act and to vote at the annual meeting of stockholders of Interpore International, Inc. (the "Company") to be held on May 19, 2000, and at any adjournments thereof, as indicated upon all matters referred to on this proxy card and described in the Proxy Statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting.

[X] Please mark your votes as in this example.

  1. Elect both William A. Eisenecher and Daniel A. Funk, M.D. to the Board of Directors of the Company.

     [_] FOR BOTH nominees listed        [_] WITHHOLD AUTHORITY
     above (except as marked to the      to vote for both nominees listed above.
     contrary).


   (Instruction:  To withhold authority to vote for any nominee, draw a line through the nominee's name in the list above.


  2. Proposal to approve the adoption of the 2000 Equity Participation Plan of Interpore International, Inc. which would provide for the issuance of options to purchase up to 1,000,000 shares of Common Stock of the Company.
     [_] FOR     [_] AGAINST    [_] ABSTAIN



SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE
  WITH INSTRUCTIONS APPEARING ON THIS PROXY CARD AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.
 IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR PROPOSALS 1
                                     AND 2.

                                           Please sign as name(s) appears on
                                           this proxy card, and date this
                                           proxy card. If a joint account,
                                           each joint owner must sign. If
                                           signing for a corporation or
                                           partnership as agent, attorney or
                                           fiduciary, indicate the capacity in
                                           which you are signing.

                                           Dated: May  , 2000
                                                                          (SEAL)
                                           ____________________________________
                                                        Signature
                                                                          (SEAL)
                                           ____________________________________
                                                        Signature